UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2025
BARINTHUS BIOTHERAPEUTICS PLC
(Exact name of registrant as specified in its charter)

England and Wales	001-40367	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Barinthus Biotherapeutics plc
20400 Century Blvd, Suite 210,
Germantown, MD 20874

(Address of principal executive offices, including zip code)
443 917-0966
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
American Depositary Shares	BRNS	The Nasdaq Global Market
Ordinary shares, nominal value £0.000025 per share*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
*American Depositary Shares may be evidenced by American Depositary Receipts. Each American Depositary Share represents one (1) ordinary share. Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Global Market. The American Depositary Shares represent the right to receive ordinary shares and are being registered under the Securities Act of 1933, as amended, pursuant to a separate Registration Statement on Form F-6. Accordingly, the American Depositary Shares are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8.

Item 2.02. Results of Operations and Financial Condition.
On November 7, 2025, Barinthus Biotherapeutics plc (the “Company”) provided an overview of the Company’s progress and announced its financial results for the quarter ended September 30, 2025. The full text of the press release issued in connection with the update is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Additional Information and Where to Find It

In connection with the proposed transaction, the combined company plans to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to Company’s investors and security holders a registration statement on Form S-4 that will contain a joint proxy statement/prospectus (the “Registration Statement”). THE COMPANY’S INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Investors and security holders may obtain a free copy of the Registration Statement and other documents that the combined company files with the SEC (when available) from the SEC’s website at www.sec.gov or at investors.barinthusbio.com.

Participants in the Solicitation

Clywedog Therapeutics Inc. (“Clywedog”), the Company and their respective directors, executive officers, other members of management, certain employees and other persons may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 20, 2025, and the Company’s definitive proxy statement on Schedule 14A for its 2025 annual meeting of stockholders, which was filed with the SEC on April 25, 2025. To the extent holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in such Annual Report on Form 10-K, such changes have been or will be reflected on subsequent Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the Registration Statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at investors.barinthusbio.com.

Forward Looking Statements

This press release contains forward-looking statements regarding the Company within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which can generally be identified as such by use of the words “may,” “will,” “plan,” “forward,” “encouraging,” “believe,” “potential,” “expect,” and similar expressions, although not all forward-looking statements contain these identifying words. These forward-looking statements include, without limitation, express or implied statements regarding future expectations, plans and prospects, including product development activities and clinical trials, including timing for readouts of any preliminary, interim or final data for any of the Company’s programs, the timing for initiation of any clinical trials, anticipated regulatory filings and approvals, the Company’s cash runway and cash burn, ability to develop and advance current and future product candidates and programs, ability to establish and maintain collaborations or strategic relationships, the proposed transaction with Clywedog, the conversion of equity interests contemplated by the merger agreement, the issuance of shares of common stock of the newly formed combined company contemplated by the merger agreement, including the final exchange ratios, the anticipated percentage of the combined company securities to be received by Clywedog and the Company shareholders in connection with the proposed transaction, the expected timing of the closing of the proposed transaction, the ability of the parties to complete the proposed transaction considering the various closing conditions, the expected benefits of the proposed transaction, the competitive ability and position of the combined company after completion of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, including without limitation the expected cash runway of the combined company, and the expected or estimated amount, achievability, sources, impact and timing of cost synergies and revenue, growth, operational enhancement, expansion and other value creation opportunities from the proposed transaction. Any forward-looking statements in this press release are based on management’s current expectations and beliefs and are subject to numerous risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, risks and uncertainties related to the success, cost and timing of the Company’s pipeline development activities and planned and ongoing clinical trials, including the risk that the timing for preliminary, interim or final data or initiation of the Company’s clinical trials may be delayed, the risk that interim or topline data may not reflect final data or results, ability to execute on strategy, regulatory developments, the risk that the Company may not achieve the anticipated benefits of pipeline prioritization and corporate restructuring, the ability to fund the Company’s operations and access capital, the Company’s cash runway, including the risk that the Company’s estimate of its cash runway may be incorrect, the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect business and the price of the Company’s securities, the risk that that the proposed transaction may involve unexpected costs, liabilities or delays, or divert management’s attention from the Company’s ongoing business operations, the risk of any legal proceedings related to the proposed transaction or otherwise, or the impact of the proposed transaction thereupon, the risk that the anticipated benefits of the proposed transaction may otherwise not be fully realized or may take longer to realize than expected, risks relating to the value of the combined company securities to be issued in the proposed merger, the risks associated with global economic uncertainty, including disruptions in the banking industry, the conflicts in Ukraine, Iran, Israel and Gaza, tariffs imposed by the U.S. and other countries, and the other risks identified in the Company’s filings with the SEC, including the Company’s most recent annual report on Form 10-K and subsequent filings the Company may make with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.
No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

99.1	Press Release dated November 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barinthus Biotherapeutics plc

Date: November 7, 2025	By:	/s/ William Enright
William Enright
Chief Executive Officer